UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

WORTHINGTON ENTERPRISES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 438-3210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Worthington Enterprises, Inc. (the “Registrant”) conducted a conference call on June 25, 2025, beginning at approximately 8:30 a.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the fourth quarter and fiscal year ended May 31, 2025. Additionally, the Registrant addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

In the conference call, the Registrant discussed financial measures prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial measures to provide investors with additional information that the Registrant believes allows for increased comparability of the performance of the Registrant’s ongoing operations from period to period. The Registrant referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) from continuing operations and adjusted EBITDA from continuing operations margin on a trailing 12-months (“TTM”) basis. Adjusted EBITDA from continuing operations and adjusted EBITDA from continuing operations margin are non-GAAP financial measures used by management as measures of operating performance. EBITDA from continuing operations is calculated by adding or subtracting, as appropriate, interest expense, net, income tax expense and depreciation and amortization to/from net earnings from continuing operations attributable to controlling interest. Adjusted EBITDA from continuing operations is calculated by adding or subtracting, as appropriate, to/from EBITDA from continuing operations certain items that the Registrant believes are not necessarily indicative of its operating performance, such as those listed in the table below and previously described in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on June 24, 2025. TTM adjusted EBITDA from continuing operations margin is calculated by dividing TTM adjusted EBITDA from continuing operations by net sales.

During the conference call, the Registrant also referred to the ratio of net debt to TTM adjusted EBITDA from continuing operations, which is a non-GAAP financial measure that is used by the Registrant as a measure of leverage. Net debt to TTM adjusted EBITDA from continuing operations is calculated by subtracting cash and cash equivalents from total debt (defined as the aggregate of short-term borrowings, current maturities of long-term debt and long-term debt) and dividing the sum by TTM adjusted EBITDA from continuing operations. The calculation of net debt to adjusted EBITDA from continuing operations for the TTM ended May 31, 2025, along with a reconciliation of net cash provided by operating activities (the most comparable GAAP financial measure) is outlined below.

	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
	2025	2025	2025	2025
Net cash provided by operating activities	$62,414	$57,131	$49,053	$41,146
Adjustments:
Changes in assets and liabilities, net of impact of acquisitions	4,151	(6,738)	5,329	(3,493)
Interest expense (income), net	(60)	628	1,033	489
Income tax expense	4,717	13,240	9,100	6,782
Impairment of long-lived assets	(50,813)	-	-	-
Benefit from (provision for) deferred income taxes	7,568	8,016	(2,682)	5,537
Impairment of investment in note receivable	(5,000)	-	-	-
Bad debt (expense) benefit	31	(1,128)	(2,069)	8
Equity in net income of unconsolidated affiliates, net of distributions	2,041	(3,089)	(4,268)	(3,453)
Net gain (loss) on sale of assets	(824)	21	508	18
Non-cash restructuring and other expense	-	-	(2,662)	-
Less: noncontrolling interest	263	324	251	245
EBITDA from continuing operations (1)	$24,488	$68,405	$53,593	$47,279
Adjustments:
Impairment of long-lived assets	50,813	-	-	-
Restructuring and other expense, net	1,372	5,374	2,620	1,158
Impairment of investment in note receivable	5,000	-	-	-
Non-recurring loss in equity income	3,387	-	-	-
Adjusted EBITDA from continuing operations (1)	$85,060	$73,779	$56,213	$48,437

(1)
Excludes the impact of noncontrolling interest

May 31,
(In thousands)	2025
Long-term debt	$302,868
Less: cash and cash equivalents	250,075
Net debt	$52,793

TTM adjusted EBITDA from continuing operations (non-GAAP)	$263,489

Net debt to TTM adjusted EBITDA from continuing operations (non-GAAP)	0.20

Additional non-GAAP financial measures referred to by the Registrant on the conference call, including reconciliations to the most comparable GAAP financial measures, are included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on June 24, 2025. Such Exhibit 99.1 includes a copy of the Registrant’s news release issued on June 24, 2025 (the “Financial News Release”) reporting results for the three-month and 12-month periods ended June 24, 2025. The Financial News Release was made available on the Registrant’s website throughout the conference call and will remain available on the Registrant’s website for at least one year.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2025, the Compensation Committee (“Committee”) of the Board of Directors of the Registrant approved a special leadership retention performance share (“Performance Shares”) award for Colin J. Souza, the Registrant’s Vice President and Chief Financial Officer, Patrick J. Kennedy, the Registrant’s Vice President – General Counsel & Secretary, Steven M. Caravati, the President of the Registrant’s Consumer Products segment, and Sonya L. Higginbotham, the Registrant’s Senior Vice President & Chief of Corporate Affairs, Communications & Sustainability. This award is intended to facilitate executive retention and shareholder alignment. The award is subject to the terms of the Worthington Enterprises, Inc. 2024 Long-Term Incentive Plan (“2024 LTIP”) and the applicable Performance Share Award Agreement (“Award Agreement”). This award of Performance Shares gives the participant the right to receive the Registrant’s common shares if both the performance-based vesting condition (“Performance Condition”) and a time-based vesting condition (“Retention Condition”), as set forth in the applicable Award Agreement, are satisfied.

The Performance Condition applicable to the award is the Registrant’s annualized absolute total shareholder return (“Annualized ATSR”) during the three-year period beginning on June 30, 2025 and ending on June 30, 2028 (“Performance Period”), which Annualized ATSR must exceed a threshold level in order to be satisfied. If the Annualized ATSR Performance Condition is satisfied, the number of Performance Shares that become eligible to vest will correspond to the Registrant’s actual Annualized ATSR results, as measured from the threshold level of Annualized ATSR to a maximum level of Annualized ATSR. Achievement at the threshold level results in 50% of the target number of Performance Shares becoming eligible to vest, and achievement at the maximum level results in 150% of the target number of Performance Shares becoming eligible to vest (with results between the threshold and maximum levels determined by straight-line interpolation). The Committee shall review and certify the level of achievement of the Annualized ATSR Performance Condition on a date within 60 days following the end of the Performance Period (“Certification Date”).

The Retention Condition applicable to the award requires the participant to remain continuously employed by the Registrant or its subsidiaries through the applicable Certification Date. Any Performance Shares that become eligible to vest under the Performance Condition will vest in full on the Certification Date if the Retention Condition is satisfied.

Participants do not have the right to vote any Performance Shares and no dividends will accrue on or be paid with respect to the Performance Shares.

In limited circumstances, the Performance Shares may vest before the Performance Condition and/or Retention Condition is met. If the participant’s employment terminates due to death or disability before the Certification Date, the Performance Shares will vest on the Certification Date, if at all, based on the extent to which the Performance Condition is met. If there is a change in control, as defined in the 2024 LTIP, the Performance Shares will vest on the date of such change in control at the greater of the target level or at the level determined by actual performance through the date of such change in control. If the participant’s employment is terminated by the Registrant without cause after the Performance Condition is met, but before the Certification Date, any outstanding Performance Shares that were eligible to vest as a result of meeting the Performance Condition will vest.

The number of Performance Shares (at the target level) awarded to Mr. Souza was 10,000 (i.e., valued at $636,400 based on the $63.64 per common share closing price on June 30, 2025), to Mr. Kennedy was 10,000 (i.e., valued at $636,400) to Mr. Caravati was 10,000 (i.e., valued at $636,400) and Ms. Higginbotham was 7,500 (i.e., valued at $477,300).

This description of the Performance Shares and the Award Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the 2024 LTIP and the Award Agreement. A copy of the form of Award Agreement is attached hereto as Exhibit 10.1 and is incorporated into this report by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

10.1	Form of Worthington Enterprises, Inc. 2024 Long-Term Incentive Plan Performance Share Award Agreement (Absolute Total Shareholder Return)
99.1	Transcript of Worthington Enterprises, Inc. Earnings Conference Call for Fourth Quarter of Fiscal 2025 (Fiscal Quarter ended May 31, 2025), held on June 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON ENTERPRISES, INC.

Date:	June 30, 2025	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary